IMPORTANT NOTICE

Access VP High Yield Fund

Supplement dated December 10, 2018

to the fund’s Statutory Prospectus dated

May 1, 2018, as supplemented or amended

The following information supplements information found in the fund’s statutory prospectus.

Other Principal Risks

Operational Risk — The Fund, its service providers, and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed and inadequate controls, and fraud. These errors may adversely affect the Fund’s operations, including its ability optimize its investment process or calculate its NAV in a timely manner. The Fund relies on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, the Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. In particular, errors in the order information may result in the purchase or sale of the instruments in which the Fund invests in a manner that may be disadvantageous to the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that may impact the performance of a Fund and the Fund may be unable to recover any damages associated with such failures.